REVENUES (Tables)	12 Months Ended
Dec. 31, 2025
REVENUES
Schedule of revenues by for the respective periods

The Group’s revenues for the respective periods are detailed as follows (RMB in thousands):

	For the years ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
Sales of photovoltaic products	116,262,223	89,991,217	62,527,592
Sales of other solar materials	2,374,386	2,265,085	2,970,054
Sales of solar projects	41,982	—	—
Total	118,678,591	92,256,302	65,497,646